NASDAQ: AFH Fourth Quarter 2018 Conference Call March 4, 2019

Safe Harbor: Financial Information (2018 data is unaudited) Statements in this presentation, including the information set forth as to the future financial or operating performance of Atlas Financial Holdings, Inc., American Country Insurance Company, American Service Corporate Schaumburg, IL Insurance Company, Inc., Gateway Insurance Company and/or Global Insurance Company of New York Headquarters (Chicago Suburb) (collectively, “Atlas”), that are not current or historical factual statements may constitute “forward looking” information within the meaning of securities laws. Such forward looking statements involve known and Core Target unknown risks, uncertainties and other factors which may cause the actual results, performance or Markets Limo/Livery/Paratransit/Taxi achievements of Atlas, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward looking statements. When used in this presentation, At 12/31/2018 such statements may include, among other terms, such words as “may,” “will,” “expect,” “believe,” “plan,” NASDAQ: AFH (unaudited) At 12/31/2017 “anticipate,” “intend,” “estimate” and other similar terminology. These statements reflect current expectations, estimates and projections regarding future events and operating performance and speak only as to the date Cash and of this presentation. Readers should not place undue importance on forward looking statements and should Investments $200.6 million $243.5 million not rely upon this information as of any other date. These forward looking statements involve a number of risks and uncertainties. Some of the factors facing Atlas that could cause actual results to differ materially Total Assets $459.8 million $482.5 million from those expressed in or underlying such forward looking statements include: (i) market fluctuations, changes in interest rates or the need to generate liquidity; (ii) access to capital; (iii) recognition of future tax benefits on realized and unrealized investment losses; (iv) managing expansion effectively; (v) conditions Total Atlas affecting the industries in which we operate; (vi) competition from industry participants; (vii) attracting and Shareholders’ $48.8 million $90.6 million retaining independent agents and brokers; (viii) comprehensive industry regulation; (ix) our holding company Equity structure; (x) our ratings with A.M. Best; (xi) new claim and coverage issues; (xii) claims payments and related expenses; (xiii) reinsurance arrangements; (xiv) credit risk; (xv) our ability to retain key personnel; (xvi) our ability to replace or remove management or Directors; (xvii) future sales of common shares; (xviii) public company challenges; and (xix) failure to effectively execute our business plan. The foregoing list of Common Shares factors is not exhaustive. See also “Risk Factors” listed in the Company’s most recent registration statement Outstanding 11,961,902 12,178,857 filed with the SEC. Many of these issues can affect Atlas’ actual results and could cause the actual results (includes Restricted to differ materially from those expressed or implied in any forward looking statements made by, or on behalf Share Units) of, Atlas. Readers are cautioned that forward looking statements are not guarantees of future performance, and should not place undue reliance on them. In formulating the forward looking statements contained in this presentation, it has been assumed that business and economic conditions affecting Atlas will continue substantially in the ordinary course. These assumptions, although considered reasonable at the time of Book Value Per preparation, may prove to be incorrect. Common Share $4.08 $7.42 Outstanding When discussing our business operations, we may use certain terms of art which are not defined under U.S. GAAP. In the event of any unintentional difference between presentation materials and our GAAP results, investors should rely on the financial information in our public filings. March 4, 2019 Atlas Financial Holdings, Inc. Fourth Quarter 2018 Conference Call 2

Q4 2018 Financial and Underwriting Results (2018 data is unaudited) Premium Underwriting Book Value Results Results Gross premiums written were $57.7 million in Q4 Combined ratio was 175.5% as compared to 220.3% Atlas’ book value decreased to $4.08 at December 31, 2018 compared to $54.2 million in Q4 2017. for the prior year period. 2018 from $7.42 at December 31, 2017 Challenged taxi accounts less likely to absorb rate increases than other segments. Overall premium shifted toward limo / livery / para- transit during period Gross Premiums Written Net Loss Loss per Common Share Diluted Book Value per Common Share (in millions) (in millions) $8.00 $70 $0 $0.00 $7.42 $60 $57.7 $54.2 -$10 -$1.00 $6.00 $50 -$20 $40 -$2.00 $4.08 -$30 $4.00 $30 -$3.00 -$40 $20 $2.00 -$4.00 -$50 $10 $(54.3) $(53.6) $(4.48) $(4.47) $0 -$60 -$5.00 $0.00 Q4 2017 Q4 2018 (Unaudited) Q4 2017 Q4 2018 (Unaudited) Q4 2017 Q4 2018 (Unaudited) Q4 2017 Q4 2018 (Unaudited) March 4, 2019 Atlas Financial Holdings, Inc. Fourth Quarter 2018 Conference Call 3

Reserve Estimate Changes (2018 financial information is unaudited) March 4, 2019 Atlas Financial Holdings, Inc. Fourth Quarter 2018 Conference Call 4

Market Conditions (2018 financial information is unaudited) March 4, 2019 Atlas Financial Holdings, Inc. Fourth Quarter 2018 Conference Call 5

Indemnity Trend Data - Pre & Post Process Change (2018 data is unaudited) March 4, 2019 Atlas Financial Holdings, Inc. Fourth Quarter 2018 Conference Call 6

ALAE Trend Data - Pre & Post Process Change (2018 data is unaudited) March 4, 2019 Atlas Financial Holdings, Inc. Fourth Quarter 2018 Conference Call 7

Atlas Business Mix (2018 data is unaudited) 2016 Full Year 2017 Full Year 2018 Full Year Taxi Limo/Livery Taxi Limo/Livery/TNC Taxi Limo/Livery/TNC Para-transit Para-transit Para-transit Average Vehicles Average Vehicles Average Vehicles Per Policy Per Policy Per Policy Taxi 2.0 Taxi 2.0 Taxi 2.6 Limo/Livery 1.7 Limo/Livery 2.1 Limo/Livery 1.7 Para-transit 3.1 Para-transit 3.3 Para-transit 5.4 March 4, 2019 Atlas Financial Holdings, Inc. Fourth Quarter 2018 Conference Call 8

Geographic Diversification (2018 data is unaudited) Gross Premiums Written by State ($ in ‘000s) Three months ended December 31, 2018 (Unaudited) 2017 Nationwide market share is estimated at approximately New York $ 13,232 22.9% $ 14,261 26.3% California 10,127 17.5% 9,101 16.8% 12% to 13%, with proportionate share forecast at 20% New Jersey 4,603 8.0% 3,203 5.9% Virginia 2,605 4.5% 2,190 4.0% Arizona 2,593 4.5% 726 1.3% Ohio 2,373 4.1% 1,913 3.5% Texas 1,911 3.3% 2,536 4.7% Louisiana 1,853 3.2% 1,296 2.4% Nevada 1,703 2.9% 2,429 4.5% Illinois 1,526 2.6% 1,928 3.6% Other 15,223 26.5% 14,633 27.0% Total $ 57,749 100.0% $ 54,216 100.0% Other: 26.5% Other: 27.0% IL: 2.6% NV: 2.9% IL: 3.6% LA: 3.2% NV: 4.5% NY: 26.3% TX: 3.3% NY: 22.9% LA: 2.4% OH: 4.1% TX: 4.7% AZ: 4.5% OH: 3.5% VA: 4.5% AZ: 1.3% VA: 4.0% NJ: 8.0% NJ: 5.9% CA: 16.8% CA: 17.5% Limited volume of business in-force in FL to evaluate market conditions March 4, 2019 Atlas Financial Holdings, Inc. Fourth Quarter 2018 Conference Call 9

Premiums Written: Rate Activity (2018 data is unaudited) Pricing Relative to ISO 40 30 20 10 0 -10 -20 12 12 12 12 13 13 13 13 14 14 14 14 15 15 15 15 16 16 16 16 17 17 17 17 18 18 18 18 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Atlas Rate Change (Ave) Average ISO Recommendation (for period) Predictive Model Policy Counts 6/1/2016 - 12/31/2018 (Unaudited) t n 14,000 u 12,000 o 10,000 C 8,000 y c 6,000 i l 4,000 o 2,000 P 0 0 - 100 101 - 200201 - 300301 - 400401 - 500501 - 600601 - 700701 - 800801 - 900 901+ Score Group Policy Quote March 4, 2019 Atlas Financial Holdings, Inc. Fourth Quarter 2018 Conference Call 10

Written Premium: In-force (2018 data is unaudited) At December 31, 2018, in-force premium was $286.1 million and the Company’s gross unearned premium reserves were $134.0 million. Premium In-force & Unearned Premium Reserves $300 $250 $200 s n o i l $150 l i M $100 $50 $0 13 13 13 13 14 14 14 14 15 15 15 15 16 16 16 16 17 17 17 17 18 18 18 18 20 20 20 20 20 20 20 20 20 20 20 20 20 20 20 20 20 20 20 20 20 20 20 20 1 2 3 4 1 2 3 4 1 2 3 4 1 2 3 4 1 2 3 4 1 2 3 4 Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q ASI Pool Global - 2015 Atlas Combined Unearned Premium Reserves March 4, 2019 Atlas Financial Holdings, Inc. Fourth Quarter 2018 Conference Call 11

Financial Highlights

Fourth Quarter 2018 Financial Highlights (2018 data is unaudited)

ATLAS FINANCIAL HOLDINGS, INC.

Fourth Quarter 2018 Financial and Operating Information (unaudited)

Quarterly Premiums Affected by Rate Decisions / Shift in Market Dynamics

- Gross premiums written generated by the Company were $57.7 million at December 31, 2018 compared to $54.2 million at December 31, 2017
- In-force premium at December 31, 2018 increased 6.6% to $286.1 million, compared to $268.5 million at December 31, 2017
- Underwriting profit always takes precedent over top line growth
- Expected continued market hardening

Underwriting Performance

- Underwriting loss for the fourth quarter of 2018 was $39.6 million compared to $69.1 million in the prior year period
- Atlas' underwriting expense ratio[(1)(2)] for the quarter ended December 31, 2018 was 32.4%
- Combined Ratio[(1)] ("CR") was 175.5%
- Net loss was $53.6 million, or $4.47 loss per common share diluted

(1) Ratios are computed as a percentage of net premiums earned
(2) Excluding the impact of share-based compensation expenses

Book Value / Return on Equity

- Book value per common share of $4.08 (decreased $3.34 compared to prior year end)
- Return on equity was a negative 284.6% in the fourth quarter of 2018 compared to a negative 184.8% in the prior year period

2019 Financial Expectations

- ✓ Relative stability regarding target market with continued growth
- ✓ Emphasis remains on underwriting profit as priority
- ✓ Expense ratio at or below current levels
- ✓ Exceed P&C industry Return on Equity ("ROE") by 500 - 1,000 bps

No indicators of new market entry and Company continues to expect price leadership to optimize return on deployed capital via underwriting

March 4, 2019 Atlas Financial Holdings, Inc. Fourth Quarter 2018 Conference Call 13

Operating Leverage (2018 data is unaudited) Controlling leverage through the use of quota share: Statutory $400 4.63 5.00 3.91 4.00 $300 3.13 3.03 s 2.67 3.00 n 3.26 2.40 3.22 o i l 2.20 2.15 l $200 2.08 i 1.96 1.97 1.90 1.86 1.78 2.62 M 1.75 1.66 1.51 1.62 1.68 2.00 1.76 1.32 1.35 1.42 1.46 1.37 1.33 $2115.83 $2217.82 $2219.75 $230 $226 $214 $207 $100 $178 $1810.58 $198 1.51 $151 $169 $177 $177 1.00 $122 $137 $118 $122 $129 $133 $118 $125 $131 $111 $104 $112 $114 $88 $89 $105 $63 $81 $69 $61 $0 0.00 Q4 2014 Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Net Premiums Written Surplus Net Premiums Written Core-Surplus Gross Premiums Written Core-Surplus GAAP 5.81 $500 6.00 $400 5.00 4.00 s n $300 3.04 2.98 4.05 o 2.81 2.75 i l l 3.00 i 1.95 1.93 M $200 1.70 1.76 1.68 1.76 1.89 1.39 1.53 1.57 2.55 2.48 2.00 1.11 1.21 2.22 1.38 1.38 1.41 $227 $229 $230 $226 2.03 $100 1.10 1.21 1.28 $178 $177 1.30 $177 1.24 $180 $215 1.63 $214 $207 $198 1.03 $137 $151 $169 $136 $143 1.6$2133 $139 1.5$9144 1.00 $111 $107 $122 $111 $114 $119 $122 $129 $127 $90 $91 $96 $102 $49 $0 0.00 Q4 2014 Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Net Premiums Written GAAP Common Equity Net Premiums Written Core-GAAP Common Equity Gross Premiums Written Core-GAAP Common Equity March 4, 2019 Atlas Financial Holdings, Inc. Fourth Quarter 2018 Conference Call 14

Combined Ratio (2018 data is unaudited) Combined Ratio by Quarter Combined Ratio 250% 140% 120% 200% 28.0% 100% 28.6% 24.1% 150% 80% 30.3% 29.1% 29.0% 60% 100% 94.5% 40% 78.8% 81.2% 63.9% 62.3% 50% 59.2% 20% 0% 0% (1) (2) (3) Q1 Q2 Q3 Q4* 2013 2014 2015 2016 2017 2018 2013 2014 2015 2016 2017 2018 Loss & LAE Ratio Underwriting Expense Ratio (1) 2016 includes 19.1% impact for the full year related to changes in claims reserve estimates *108.9%, 130.3% and 72.9% impact in Q4 2018, 2017 & 2016, respectively, (2) 2017 includes 35.0% impact for the full year related to changes in claims reserve estimates related to reserve estimate changes on prior accident years (3) 2018 includes 26.8% impact for the full year related to changes in claims reserve estimates March 4, 2019 Atlas Financial Holdings, Inc. Fourth Quarter 2018 Conference Call 15

Combined Ratio Analysis (2018 data is unaudited) The table below details the comparisons of each component of the Company’s combined ratio for the periods indicated (after accounting for the effect of quota share reinsurance): Three months ended December 31, Year ended December 31, 2018 2017 2018 2017 (unaudited) (unaudited) Loss Ratio: Current accident year 33.6% 59.2% 54.4% 59.5% Prior accident years 108.9 130.3 26.8 35.0 Loss Ratio 142.5 189.5 81.2 94.5 Underwriting Expense Ratio: Acquisition cost ratio 14.8 14.5 12.0 12.9 Other underwriting expense ratio 17.5 15.2 16.3 14.2 Deferred policy acquisition costs amortization ratio 0.1 0.6 (0.1) 0.4 Underwriting expense ratio before expenses related to stock purchase agreements and share-based compensation expenses 32.4 30.3 28.2 27.5 Expenses recovered related to stock purchase agreement ratio — — (0.2) — Share-based compensation expense ratio 0.6 0.5 0.6 0.5 Underwriting expense ratio 33.0 30.8 28.6 28.0 Total combined ratio 175.5% 220.3% 109.8% 122.5% March 4, 2019 Atlas Financial Holdings, Inc. Fourth Quarter 2018 Conference Call 16

Balance Sheet (2018 data is unaudited) • Attractive investment leverage, Company has $25 million outstanding of Senior Unsecured Notes at December 31, 2018 ($ in millions) December 31, 2018 (unaudited) December 31, 2017 Cash and Investments $200.6 $243.5 Total Assets $459.8 $482.5 Claims Liabilities (Gross of Reinsurance Recoverable) $218.3 $211.6 Unearned Premium Reserves $134.0 $128.0 Atlas Shareholders’ Equity $48.8 $90.6 March 4, 2019 Atlas Financial Holdings, Inc. Fourth Quarter 2018 Conference Call 17

Investment Portfolio (2018 data is unaudited) Conservative Investment Approach • Emphasize preservation of capital, market liquidity to support Investment Portfolio (12/31/2018 unaudited) payment of liabilities and diversification of risk • Investment duration re-positioned to match core commercial auto reserve liabilities (3.8 years) Other Investments: 8% Investment Portfolio Government: 10% • As of December 31, 2018, total cash and invested assets were $200.6 million, of which fixed income consisted of 64.8% Corporate: 14% • Predominantly corporate and government bonds • Average S&P rating of AA • 29.6% AAA • 84.3% A or better Short-term Mortgage Backed: Investments: 46% 15% December 31, 2018 (unaudited) December 31, 2017 Amount % of Total Amount % of Total AAA/Aaa $ 38,478 29.6% $ 42,978 27.2% Other Asset Backed: 4% AA/Aa 50,273 38.7 58,173 36.8 A/A 20,729 16.0 27,384 17.3 Equity Securities: 2% BBB/Baa 19,808 15.2 28,348 18.0 BB 557 0.4 875 0.6 Other than fixed income securities will be reduced as B — — 226 0.1 a percentage of overall investments during 2018 CCC 146 0.1 — — Total Fixed Income Securities $ 129,991 100.0% $ 157,984 100.0% March 4, 2019 Atlas Financial Holdings, Inc. Fourth Quarter 2018 Conference Call 18

Detailed Impact of Changes to Book Value per Common Share (2018 data is unaudited) Book value per common share of $4.08 decreased by $3.34 relative to December 31, 2017 as follows: 10.00 9.00 $1.73 8.00 $7.42 $(3.06) 7.00 ) $0.04 s r $0.06 a l 6.00 l o $(0.01) $(0.23) D $(0.09) $(0.10) e 5.00 l $(1.68) o $4.08 h W 4.00 ( $ 3.00 2.00 1.00 0.00 1/17 me* ge * ies * ins* ses* ses* tion* ent DTA 1/18 12/3 Inco han curit t Ga /Los rcha nsa pairm inst 12/3 Net ate C ty se tmen ains epu mpe ill Im aga stim equi nves ed G ck R d Co odw ance ve E e of ed I aliz Sto ase Go llow eser valu ealiz Unre are-B on A ss R fair et R Sh luati Lo ge in N Va chan from Loss *after-tax March 4, 2019 Atlas Financial Holdings, Inc. Fourth Quarter 2018 Conference Call 19

Operating Conclusions

Market Conditions: Pricing Trend March 4, 2019 Atlas Financial Holdings, Inc. Fourth Quarter 2018 Conference Call 21

Market Conditions: Pricing Trend March 4, 2019 Atlas Financial Holdings, Inc. Fourth Quarter 2018 Conference Call 22

Operating Activities: Underwriting (ASI Pool Companies, commercial business) (2018 data is unaudited) Vehicles In-Force 52,000 50,000 48,000 46,000 44,000 42,000 40,000 38,000 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Actual Prior Year March 4, 2019 Atlas Financial Holdings, Inc. Fourth Quarter 2018 Conference Call 23

Incremental Benefit of Predictive Analytics Claim Activity (2018 data is unaudited) New Claims Presented versus Vehicles In Force 26,000 65,000 60,000 24,000 55,000 22,000 50,000 45,000 20,000 40,000 6 7 8 6 6 7 7 8 8 6 7 8 6 7 8 6 6 6 6 7 7 7 7 8 8 8 8 6 7 8 18,000 6 6 7 7 8 8 35,000 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - l l l t t t r r r r r r y y y v c v c v c b b b n n n n n n g p g p g p c c c u u u p p p a a a o e o e o e a a a a u a u a u e e e u e u e u e J J J O O O A A A J J J J J J M M M F F F N D N D N D A S A S A S M M M Vehicles In-force Rolling Twelve Claims Presented March 4, 2019 Atlas Financial Holdings, Inc. Fourth Quarter 2018 Conference Call 24

Outlook for 2019 Premium • Priority on margin over top line growth • Rate increases exceeding industry levels • Modest impact of A.M. Best rating on quality or quantity of business • Significant opportunities in TNC related space • Building on partnership opportunities that may accelerate expansion in the TNC space Operating Margin • Continued focus on increasing rate relative to exposure • Maintain operating efficiency • Leverage value of core assets through partnership • Continue to expand utilization of in-vehicle technologies • Ongoing commitment to analytics across enterprise Current Actions • Management and the Company’s Board working together • Engaging industry experts • Focusing on all aspects of business • Mid-year 2019 update on conclusions and recommendations March 4, 2019 Atlas Financial Holdings, Inc. Fourth Quarter 2018 Conference Call 25

For Additional Information At the Company: Scott Wollney Chief Executive Officer swollney@atlas-fin.com 847-700-8600 NASDAQ: AFH Investor Relations: The Equity Group Inc. Adam Prior Senior Vice President APrior@equityny.com A reconciliation of Non-GAAP financial measures can be found on the next slide 212-836-9606

Reconciliation of Non-U.S. GAAP Financial Measurements (unaudited)

ATLAS FINANCIAL HOLDINGS, INC.

We use these non-GAAP financial measures in order to present our financial condition and results of operations in the way we believe will be most meaningful and representative of our business results. The non-GAAP financial measures that we present may not be comparable to similarly-named measures reported by other companies.

Adjusted operating income, before income taxes includes both underwriting income and loss and net investment income, but excludes net realized gains and losses, legal and professional expense incurred related to business combinations, interest expense, net impairment charges recognized in earnings and other items. Underwriting income is derived by reducing net premiums earned by net claims incurred, policy acquisition costs and general operating expenses.

Reconciliation of U.S. GAAP Net Income to Adjusted Operating Income, Before Income Taxes ($ in '000s, except per share data)	Three months ended December 31,				Year ended December 31,			
	2018 (unaudited)		2017		2018 (unaudited)		2017	
Net income	$ (53,596)	$ (4.47)	$ (54,297)	$ (4.48)	$ (36,886)	$ (3.08)	$ (38,810)	$ (3.22)
Add: income tax expense	11,507	0.96	(13,685)	(1.13)	15,811	1.32	(5,343)	(0.44)
Add: expenses recovered pursuant to stock purchase agreement	—	—	—	—	(520)	(0.04)	—	—
Add: interest expense	488	0.04	461	0.04	1,869	0.16	1,840	0.15
Less: loss from change in fair value of equity securities	(101)	(0.01)	—	—	(198)	(0.02)	—	—
Less: net realized investment gains	72	0.01	(128)	(0.01)	573	0.05	872	0.07
Less: other income	160	0.01	103	0.01	526	0.04	435	0.04
Adjusted operating income, before tax	$ (41,732)	$ (3.48)	$ (67,496)	$ (5.57)	$ (20,627)	$ (1.71)	$ (43,620)	$ (3.62)

After-tax return on average common equity is derived by subtracting preferred share dividends accrued from net income and dividing by average common equity. Common equity is total shareholders' equity less preferred shares and cumulative preferred share dividends accrued. Average common equity is the average of common equity at the beginning and the ending of the reporting period.

Reconciliation of U.S. GAAP Shareholders' Equity to Common Equity ($ in '000s)

As of:	December 31, 2018 (unaudited)	September 30, 2018	December 31, 2017	September 30, 2017	December 31, 2016
Total shareholders' equity	$ 48,825	$ 101,855	$ 90,645	$ 144,397	$ 127,342
Accrued dividends on preferred shares	—	—	(333)	(333)	(333)
Total common equity	$ 48,825	$ 101,855	$ 90,312	$ 144,064	$ 127,009

Reconciliation of U.S. GAAP Return on Equity to Return on Common Equity ($ in '000s)	Three months ended December 31,		Year ended December 31,	
	2018 (unaudited)	2017	2018 (unaudited)	2017
Net income	$ (53,596)	$ (54,297)	$ (36,886)	$ (38,810)
Average equity	75,340	117,521	69,735	108,994
Return on average equity (annualized)	(284.6)%	(184.8)%	(52.9)%	(35.6)%
Net income attributable to common shareholders	$ (53,596)	$ (54,297)	$ (36,886)	$ (38,810)
Average common equity	75,340	117,188	69,569	108,661
Return on average common equity (annualized)	(284.6)%	(185.3)%	(53.0)%	(35.7)%

March 4, 2019 Atlas Financial Holdings, Inc. Fourth Quarter 2018 Conference Call 27